UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616
(Registrant’s telephone number, including area code)

PROPERTY SOLUTIONS ACQUISITION CORP.
654 Madison Avenue, Suite 1009
New York, New York 10065
(646) 502-9845

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	Nasdaq Stock Market
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 21, 2021 (the “Closing Date”), Faraday Future Intelligent Electric Inc. (f/k/a Property Solutions Acquisition Corp. (“PSAC”)), a Delaware corporation (the “Company”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of January 27, 2021 (as amended, the “Merger Agreement”), by and among the Company, PSAC Merger Sub Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands and wholly-owned subsidiary of the Company (“Merger Sub”), and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“FF”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 25, 2021 (the “First Amendment to Merger Agreement”), the Second Amendment to Agreement and Plan of Merger, dated as of May 3, 2021 (“Second Amendment to Merger Agreement”) the Third Amendment to Agreement and Plan of Merger dated as of June 14, 2021 (“Third Amendment to Merger Agreement”) and the Fourth Amendment to Agreement and Plan of Merger dated as of July 12, 2021 (“Fourth Amendment to Merger Agreement”) by and among the Company, Merger Sub, and FF. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into FF, with FF surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”). Upon the consummation of the Business Combination (the “Closing”), the registrant changed its name from “Property Solutions Acquisition Corp.” to “Faraday Future Intelligent Electric Inc.”

At the effective time of the Business Combination on July 21, 2021 (the “Effective Time”):

●	each outstanding FF share (or indicative FF share, with respect to such outstanding FF converting debt and such other outstanding liabilities of FF) converted into a number of shares of new Class A common stock (or, in the case of FF Top (as defined below), shares of new Class B common stock) of the Company following the Business Combination equal to an exchange ratio (the “Exchange Ratio”) of 0.14130; and

●	each FF option or FF warrant that is outstanding immediately prior to the closing of the Business Combination (and by its terms will not terminate upon the closing of the Business Combination) remained outstanding and converted into the right to purchase a number of shares of Company Class A common stock equal to the number of FF ordinary shares subject to such option or warrant multiplied by the Exchange Ratio at an exercise price per share equal to the current exercise price per share for such option or warrant divided by the Exchange Ratio, with the aggregate amount of shares of Class A common stock issuable upon exercise of such options and warrants to be 44,880,595.

The Company’s stockholders approved the Business Combination at a special meeting of the stockholders held on July 20, 2021 (the “Special Meeting”). The parties to the Merger Agreement consummated the Business Combination on July 21, 2021.

At the Effective Time, pursuant to the terms of the Merger Agreement, the outstanding FF shares (other than the outstanding FF shares held by FF Top Holding LLC (f/k/a FF Top Holding Ltd.) (“FF Top”)), the outstanding FF converting debt and certain other outstanding liabilities of FF were converted into 153,954,009 shares of new Class A common stock of the Company following the Business Combination and, for FF Top, 64,000,588 shares of new Class B common stock of the Company following the Business Combination. As of the Effective Time, holders of FF options and holders of FF warrants continued to hold such options or warrants, as applicable, but the aggregate amount of shares of Class A common stock issuable upon exercise of such options and warrants became 44,880,595.

Holders of 20,600 shares of PSAC common stock properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from PSAC's initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $206,011.70 in the aggregate. At the Effective Time, each non-redeemed outstanding share of PSAC common stock was converted into one share of Class A common stock.

Following the Business Combination, the Company will continue to have outstanding 23,652,119 warrants, consisting of (i) approximately 22,977,568 public warrants (the “Public Warrants”) listed on the Nasdaq Stock Market (the “Nasdaq”) and (ii) 674,551 private warrants (the “Private Warrants” and, collectively with the Public Warrants, the “Warrants”), each exercisable for one share of Company Class A common stock at a price of $11.50 per share.

In connection with the Business Combination, the Company entered into Subscription Agreements on January 27, 2021 (collectively and as amended, the “Subscription Agreements”) with certain accredited investors or qualified institutional buyers (collectively, the “Subscription Investors”). Pursuant to the Subscription Agreements, the Subscription Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to such Subscription Investors, an aggregate of 76,140,000 shares of PSAC common stock for a purchase price of $10.00 per share, or an aggregate of $761.4 million in gross cash proceeds (the “Private Placement”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscription Investors with respect to the shares issued and sold in the Private Placement. The closing of the Private Placement occurred immediately prior to the Closing.

A description of the Business Combination and the terms of the Merger Agreement are included in the Company’s definitive proxy statement/consent solicitation statement/prospectus (the “Proxy Statement”) in the sections entitled “The Business Combination Proposal” beginning on page 80 and “Merger Agreement” beginning on page 94 of the Proxy Statement, each of which is incorporated herein by reference. A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination—Subscription Agreements” beginning on page 104 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the Merger Agreement and the Business Combination, including the description of each in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, as amended by the First Amendment to Merger Agreement, Second Amendment to Merger Agreement and Third Amendment to Merger Agreement, copies of which are included herein as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, respectively, and are incorporated herein by reference.

The foregoing description of the Subscription Agreements, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the form of Subscription Agreement and any amendments thereto, copies of which are included herein as Exhibit 10.2 and are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amendment to Merger Agreement

On July 12, 2021, FF entered into the Fourth Amendment to the Merger Agreement (the “Fourth Amendment to Merger Agreement”). Pursuant to the Fourth Amendment to Merger Agreement, the effective date of the Faraday Future Intelligent Electric Inc. 2021 Stock Incentive Plan was changed from the date of PSAC stockholder approval (July 20, 2021) to the Closing Date (July 21, 2021).

The foregoing description of the Fourth Amendment to Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of the Fourth Amendment to Merger Agreement, a copy of which is attached as Exhibit 2.5 hereto and is incorporated by reference herein.

Shareholder Agreement

On the Closing Date, in connection with the consummation of the Business Combination, the Company, Property Solutions Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and FF Top entered into that certain Shareholder Agreement (the “Shareholder Agreement”). The material terms of the Shareholder Agreement are described in the section of the Proxy Statement entitled “Certain Agreements Related to the Business Combination—Shareholder Agreement” which is incorporated herein by reference. Pursuant to the terms and conditions of the Shareholder Agreement, FF Top is entitled to nominate a number of directors based on its voting power with respect to the Company’s outstanding common stock, which is approximately 37.4% as of the Closing and therefore entitles FF Top to nominate four out of nine directors to the board of directors of the Company subject to the terms and conditions of the Shareholder Agreement.

The above description of the Shareholder Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Shareholder Agreement, which is included herein as Exhibit 10.3 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination, the Company entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with PSAC, the Sponsor, EarlyBirdCapital, Inc., and certain FF shareholders (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which the RRA Parties are entitled to certain registration rights in respect of the registrable securities under the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement entitled “Certain Agreements Related to the Business Combination—Registration Rights Agreement,” which is incorporated herein by reference.

The above description of the Registration Rights Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is included herein as Exhibit 10.1 and is incorporated herein by reference.

Indemnity Agreements

On the Closing Date, the Company entered into indemnity agreements (each, an “Indemnity Agreement”) with certain of its directors and executive officers. These Indemnity Agreements provide such directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers.

The above description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Indemnity Agreement, which is included herein as Exhibit 10.32 and is incorporated herein by reference.

2021 Stock Incentive Plan

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted the Faraday Future Intelligent Electric Inc. 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan is described in greater detail in the section of the Proxy Statement entitled “The Incentive Plan Proposal,” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

The above description of the 2021 Plan, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan, which is included herein as Exhibit 10.10 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in FF.

Item 2.01(f) of Form 8-K (this “Current Report”) states that if the predecessor registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if we were to file a Form 10.

Cautionary Note Regarding Forward-Looking Statements

The Company believes that some of the information in this Current Report on Form 8-K constitutes “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company's management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “contemplate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements that:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

The Company believes it is important to communicate its expectations to its securityholders. However, there may be events in the future that the Company is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this Current Report on Form 8-K provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by the Company in such forward-looking statements, including among other things:

●	the ability to maintain the listing of the Company's securities on a national securities exchange;

●	the inability to recognize the anticipated benefits of the Business Combination;

●	changes adversely affecting the business in which the Company is engaged;

●	the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs;

●	the Company’s ability to meet its future capital requirements and manage its indebtedness, including its ability to refinance its current indebtedness;

●	the ability of the Company’s suppliers to deliver necessary components for the Company’s products;

●	the Company’s ability to successfully develop or obtain licenses and other rights to certain technology to reach production for its vehicles;

●	the Company’s ability to remediate the identified material weaknesses in its internal control over financial reporting;

●	the Company’s ability to navigate economic, operational and legal risks specific to operations based in China;

●	the Company’s estimates of the size of the markets for its vehicles;

●	the rate and degree of market acceptance of the Company’s vehicles;

●	the success of other competing manufacturers;

●	the performance and security of the Company’s vehicles;

●	potential litigation involving the Company;

●	general economic conditions; and

●	the result of future financing efforts.

Business and Properties

The information set forth in the sections of the Proxy Statement entitled “Other Information Related to PSAC” and “Business of FF” beginning on page 153 and page 161, respectively, of the Proxy Statement is incorporated herein by reference.

The Company’s website is located at www.ff.com. The Company also makes available, free of charge, on its website its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the Securities and Exchange Commission (the “SEC”).

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Forward-Looking Statements” and “Risk Factors” beginning on page 29 and page 31, respectively, of the Proxy Statement is incorporated herein by reference.

Financial Information

The information set forth in the sections of the Proxy Statement entitled “Selected Historical Financial Information of FF” and “Selected Historical Financial Information of PSAC” beginning on page 21 and page 23, respectively, of the Proxy Statement is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement entitled “FF’s Management’s Discussion and Analysis of Financial Condition and Results Of Operations” beginning on page 182 of the Proxy Statement is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company common stock as of the Closing Date, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company common stock;

●	each executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 324,360,508 shares of Company common stock issued and outstanding as of the Closing Date, after giving effect to the Closing.

Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Company common stock.

Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers (1)
Dr. Carsten Breitfeld	573,122	*
Zvi Glasman	89,490	*
Yueting Jia (YT Jia)	—	—
Benedikt Hartmann	105,386	*
Matthias Aydt	272,984
Chui Tin Mok	517,930	*
Robert A. Kruse Jr.	69,657	*
Hong Rao	330,996	*
Jiawei Wang	1,265,904	*
Jordan Vogel (2)	5,173,732	1.6%
Brian Krolicki	103,620	—
Edwin Goh	—	—
Qing Ye	163,270	*
Lee Liu	—	—
Susan G. Swenson	—	—
Scott D. Vogel	—	—
All executive officers and directors as a group (16 individuals)	8,666,091	2.7%
Five Percent Holders:
Season Smart Limited (3)	66,494,117	20.5%
FF Top Holding LLC (4)	121,438,964	37.4%
Founding Future Creditors Trust (5)	19,901,731	6.1%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is 18455 S. Figueroa Street, Gardena, California 90248.

(2)	These shares consist of (i) 4,610,312 shares of Class A common stock and (ii) 563,420 Private Warrants that are exercisable for 664,551 shares of Class A common stock within 60 days of the Closing Date. held by the Sponsor, of which Jordan Vogel and Aaron Feldman are managing members. Accordingly, all securities held by the Sponsor may ultimately be deemed to be beneficially held by Messrs. Vogel and Feldman. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)	Season Smart is an indirect subsidiary of China Evergrande Group, a Cayman company. China Evergrande Group holds its interest in Season Smart through a chain of entities, and China Evergrande Group’s direct and indirect subsidiaries through which it holds interest in Season Smart are New Garland Limited (a British Virgin Islands company) Global Development Limited (a Cayman company), Acelin Global Limited (a British Virgin Islands company), Evergrande Health Industry Holdings Limited (a British Virgin Islands company) and China Evergrande New Energy Vehicle Group Limited (a Hong Kong company) (collectively, the “Evergrande Entities”). Each Evergrande Entity, by reason of its ownership of the voting securities of the subsidiary below it in the ownership structure, has the right to elect or appoint a majority of the members of the governing body of that subsidiary and, therefore, to direct the management and policies of that subsidiary. Mr. Hui Ka Yan (“Mr. Hui”) is a controlling shareholder of China Evergrande Group, through his wholly-owned subsidiary, Xin (BVI) Limited (a British Virgin Islands company). Mr. Hui, by reason of his ownership of the voting securities of Xin (BVI) Limited, has the right to elect or appoint the members of the governing body of China Evergrande Group. As a result, each Evergrande Entity, Mr. Hui and Xin (BVI) Limited may be deemed to be the beneficial owner the shares held of record by Season Smart.

(4)	Includes 64,000,588 shares of the Company Class B common stock to be held of record by FF Top and 57,438,376 shares of the Company Class A common stock to be held of record by certain other stockholders subject to voting agreements. Other than Creditor Trust (as defined below), no such other stockholders subject to voting agreements will own more than 5% of the issued and outstanding the Company common stock. FF Top exercises voting power over the shares held by such other stockholders pursuant to voting agreements.

FF Top is indirectly controlled by Pacific Technology Holding LLC, the managing member of which is FF Global Partners LLC (“FF Global”). FF Global is governed by a board of managers, consisting of eight managers – YT Jia, Matthias Aydt, Jiawei Wang, Tin Mok, Prashant Gulati, Chaoying Deng, Philip Bethell and Carsten Breitfeld. A majority of the board of managers of FF Global is required to approve any actions of FF Global, including actions relating to the voting and disposition of shares of the Company held by FF Top.

(5)	Founding Future Creditors Trust (“Creditor Trust”) directly holds 19,901,731 shares of the Company common stock. Creditor Trust also holds a 20% preferred membership interest in Pacific Technology Holding LLC but does not control the disposition of any shares of the Company common stock held directly or indirectly by Pacific Technology Holding LLC. Jeffrey D. Prol is the trustee of Creditor Trust (the “Trustee”). The Trustee, solely in his capacity as such and subject to the trust agreement that established and governs Creditor.

Directors and Executive Officers, Including Description of Board Committees, Director Independence and Executive Compensation

In connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from five to nine members. Each of Aaron Feldman, David Amsterdam, Avi Savar, and Eduardo Abush resigned as directors of the Company, effective as of the Effective Time. As previously disclosed, at the Special Meeting, Dr. Carsten Breitfeld, Matthias Aydt, Qing Ye, Jordan Vogel, Lee Liu, Brian Krolicki (Chairperson), Edwin Goh, Susan G. Swenson and Scott D. Vogel were elected to serve as directors of the Company, effective as of the Effective Time.

The Board has determined that each of Jordan Vogel, Brian Krolicki, Edwin Goh, Lee Liu, Susan G. Swenson and Scott D. Vogel qualify as an independent director as defined under the listing rules of the Nasdaq, and further, the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the Nasdaq listing rules relating to director independence requirements. Other than those transactions set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 210 of the Proxy Statement, the Board did not consider any other transactions, relationships, or arrangements in determining director independence.

The standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating committee (the “Nominating Committee”), and a finance and investment committee (the “Finance and Investment Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time;

●	the Board appointed Susan Swenson, Edwin Goh, and Scott Vogel to serve on the Audit Committee, with Ms. Swenson serving as chairperson;

●	the Board appointed Lee Liu, Susan Swenson, and Jordan Vogel to serve on the Compensation Committee, with Mr. Liu serving as chairperson;

●	the Board appointed Brian Krolicki, Lee Liu, and Jordan Vogel to serve on the Nominating Committee, with Mr. Krolicki serving as chairperson; and

●	the Board appointed Edwin Goh, Carsten Breitfeld, and Bob Ye to serve on the Finance and Investment Committee, with Mr. Goh serving as chairperson.

In connection with the Business Combination, effective as of the Effective Time, the Board appointed Dr. Carsten Breitfeld as Global Chief Executive Officer, Zvi Glasman as Chief Financial Officer and YT Jia as Chief Product & User Ecosystem Officer.

The information set forth in the sections of the Proxy Statement entitled “Management of the Company Following the Business Combination,” “Executive and Director Compensation,” and “Certain Relationships and Related Person Transactions” beginning on page 128, page 143, and page 210 respectively, of the Proxy Statement is incorporated herein by reference. The information set forth in Item 5.02 under the heading “Compensatory Arrangements” of this Current Report is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the officer’s employment agreements and retention agreement, copies of which are attached hereto as Exhibit 10.18, Exhibit 10.19, Exhibit 10.20, Exhibit 10.21, Exhibit 10.22, Exhibit 10.23, Exhibit 10.30, and Exhibit 10.31, respectively, and are incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 210 of the Proxy Statement is incorporated herein by reference.

With respect to the disclosure made about the “Agreement with Riverside Management Group” in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions,” following the filing of the Proxy Statement, PSAC entered into an omnibus transaction services fee agreement and acknowledgement with the Sponsor, FF, Riverside Management Group, LLC, a Delaware LLC (“Riverside”) and Philip Kassin, Robert Mancini and James Carpenter (each, a “Service Provider” and, collectively, the “Service Providers”), pursuant to which the Service Providers, together with such other service providers who assisted the Service Providers as identified by the Service Providers, replaced Riverside as the recipients of the cash and share compensations described under the heading “Agreement with Riverside Management Group” in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” in a manner as designated in writing by the Service Providers.

Principal Accountant Fees and Services

The information set forth in the section of the Proxy Statement entitled “Other Information Related to PSAC—Independent Auditors’ Fees” beginning on page 160 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

The information set forth in the section of the Proxy Statement entitled “Business of FF—Legal Proceedings and Vendor Trust” beginning on page 181 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing, the Company’s publicly traded Class A common stock, Public Warrants and units were listed on the Nasdaq Capital Market under the symbols “PSAC,” “PSACW” and “PSACU,” respectively. Upon the Closing, the Company’s common stock and Warrants were listed on the Nasdaq under the symbols “FFIE” and “FFIEW,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and were delisted from the Nasdaq.

As of the Closing Date and following the consummation of the Business Combination, the Company had approximately 324,360,508 shares of Company common stock issued and outstanding held of record by 91 holders.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon the Company’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report is incorporated herein by reference.

Description of the Registrant’s Securities

A description of the Company common stock and Warrants is included in the section of the Proxy Statement entitled “Description of New FF Securities” beginning on page 223 of the Proxy Statement and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in the section of the Proxy Statement entitled “Description of New FF Securities—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 226 of the Proxy Statement is incorporated herein by reference. The information set forth in Item 1.01 of this Current Report under the heading entitled “Indemnity Agreements” is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report is incorporated herein by reference.

Financial Statements and Supplementary Data and Exhibits

The information set forth in Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 4.01.	Changes in the Registrant’s Certifying Accountant.

On July 21, 2021, the Board informed Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, that it would be dismissed as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company. The Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. PwC served as the independent registered public accounting firm of FF prior to the Business Combination.

The audit report of Marcum on the Company’s financial statements as of December 31, 2020 and for the year ended December 31, 2020 and for the period from February 11, 2020 (date of inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.

During the period from February 11, 2020 (inception) through December 31, 2020, and the subsequent period prior to Marcum’s dismissal on July 21, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on PSAC’s financial statements for such periods. During the period from February 11, 2020 (inception) through December 31, 2020 and the subsequent interim period through July 21, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with PSAC’s initial public offering, which resulted in the restatement of PSAC’s financial statements as set forth Amendment No. 1 to PSAC’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 27, 2021.

During the period from February 11, 2020 (inception) through December 31, 2020 and the subsequent interim period through July 21, 2021, (i) the Company did not both (a) consult with PwC as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and (b) receive a written report or oral advice that PwC concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult PwC on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the foregoing disclosures in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act (“Regulation S-K”) and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of the Registrant.

The information set forth in the “Introductory Note” above and in Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers, Including Description of Board Committees, Director Independence and Executive Compensation,” "Certain Relationships and Related Party Transactions" and “Indemnification of Directors and Officers” in Item 2.01 to this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of FF as of and for the years ended December 31, 2020 and 2019 are included as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of FF as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are included as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 are included as Exhibit 99.3 to this Current Report and incorporated herein by reference.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibits	Incorporation by Reference
2.1+	Agreement and Plan of Merger, dated as of January 27, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Annex A to Amendment No. 3 to Registration Statement on Form S-4 filed on June 23, 2021
2.2	First Amendment to Agreement and Plan of Merger, dated as of February 25, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.2 to Registration Statement on Form S-4 filed on April 5, 2021
2.3	Second Amendment to Agreement and Plan of Merger, dated as of May 3, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.3 to Amendment No. 1 to Registration Statement on Form S-4 filed on June 1, 2021
2.4	Third Amendment to Agreement and Plan of Merger, dated as of June 14, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.4 to Amendment No. 3 to Registration Statement on Form S-4 filed on June 23, 2021
2.5	Fourth Amendment to Agreement and Plan of Merger, dated as of July 12, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Filed herewith
3.1	Second Amended and Restated Certificate of Incorporation of the Company	Filed herewith
3.2	Amended and Restated Bylaws of the Company	Exhibit 3.3 to Registration Statement on Form S-4 filed on April 5, 2021
4.1	Specimen Common Stock Certificate	Exhibit 4.2 to Registration Statement on Form S-4 filed on April 5, 2021
4.2	Specimen Warrant Certificate	Exhibit 4.3 to Registration Statement on Form S-4 filed on April 5, 2021
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company	Exhibit 4.5 to Registration Statement on Form S-4 filed on April 5, 2021
10.1	Amended and Restated Registration Rights Agreement between the Company and certain holders identified therein.	Filed herewith
10.2	Form of Subscription Agreement between the Company and the subscribers party thereto.	Exhibit 10.10 to Registration Statement on Form S-4 filed on April 5, 2021
10.3	Shareholder Agreement between the Company and certain holders identified therein.	Filed herewith
10.4	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and FF Top Holding Ltd.	Exhibit 10.12 to Registration Statement on Form S-4 filed on April 5, 2021
10.5	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and Season Smart Ltd.	Exhibit 10.13 to Registration Statement on Form S-4 filed on April 5, 2021
10.6	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and Founding Future Creditors Trust.	Exhibit 10.14 to Registration Statement on Form S-4 filed on April 5, 2021
10.7	Sponsor Support Agreement between Property Solutions Acquisition Corp. and Property Solutions Acquisition Sponsor, LLC.	Exhibit 10.15 to Registration Statement on Form S-4 filed on April 5, 2021
10.8	Form of Lock-up Agreement between the Company and certain shareholders party thereto.	Exhibit 10.16 to Registration Statement on Form S-4 filed on April 5, 2021

10.9	Form of Lock-up Agreement between the Company and Property Solutions Acquisition Sponsor, LLC.	Exhibit 10.17 to Registration Statement on Form S-4 filed on April 5, 2021
10.10#	Faraday Future Intelligent Electric Inc. 2021 Stock Incentive Plan	Filed herewith
10.11	Second Amended and Restated Note Purchase Agreement, dated as of October 9, 2020 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors party thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers Party Thereto	Exhibit 10.19 to Registration Statement on Form S-4 filed on April 5, 2021
10.12	First Amendment and Waiver to Second Amended and Restated Note Purchase Agreement, dated as of January 13, 2021 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors Party Thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers party thereto	Exhibit 10.20 to Registration Statement on Form S-4 filed on April 5, 2021
10.13	Second Amendment and Waiver to Second Amended and Restated Note Purchase Agreement, dated as of March 1, 2021 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors party thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers party thereto	Exhibit 10.21 to Registration Statement on Form S-4 filed on April 5, 2021
10.14	Ares Capital Corporation Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.22 to Registration Statement on Form S-4 filed on April 5, 2021
10.15	Ares Centre Street Partnership Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.23 to Registration Statement on Form S-4 filed on April 5, 2021
10.16	Ares Credit Strategies Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.24 to Registration Statement on Form S-4 filed on April 5, 2021
10.17	Ares Direct Finance I LP Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.25 to Registration Statement on Form S-4 filed on April 5, 2021
10.18#	Offer Letter dated November 23, 2018 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.26 to Registration Statement on Form S-4 filed on April 5, 2021
10.19#	Compensation Adjustment Letter dated July 1, 2019 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.27 to Registration Statement on Form S-4 filed on April 5, 2021
10.20#	Compensation Adjustment Letter dated October 16, 2018 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.28 to Registration Statement on Form S-4 filed on April 5, 2021
10.21#	Offer Letter dated October 10, 2018 between Tin Mok and Faraday&Future Inc.	Exhibit 10.29 to Registration Statement on Form S-4 filed on April 5, 2021
10.22#	Sign On Bonus Addendum Letter dated March 26, 2019 between Chui Tin Mok and Faraday&Future Inc.	Exhibit 10.30 to Registration Statement on Form S-4 filed on April 5, 2021
10.23#	Sign On Bonus Addendum Letter dated March 11, 2018 between Chui Tin Mok and Faraday&Future Inc.	Exhibit 10.31 to Registration Statement on Form S-4 filed on April 5, 2021

10.24#	Smart King Ltd. Equity Incentive Plan, as Adopted on February 1, 2018, as Amended and Restated Effective February 1, 2018	Exhibit 10.32 to Registration Statement on Form S-4 filed on April 5, 2021
10.25#	Form of Smart King Ltd. Equity Incentive Plan Option Award Agreement (United States)	Exhibit 10.33 to Registration Statement on Form S-4 filed on April 5, 2021
10.26#	Form of Smart King Ltd. Equity Incentive Plan Option Award Agreement (China)	Exhibit 10.34 to Registration Statement on Form S-4 filed on April 5, 2021
10.27#	Smart King Ltd. Special Talent Incentive Plan, as Adopted on May 2, 2019, as Amended on July 26, 2020	Exhibit 10.35 to Registration Statement on Form S-4 filed on April 5, 2021
10.28#	Form of Smart King Ltd. Special Talent Incentive Plan Share Option Agreement (Individual)	Exhibit 10.36 to Registration Statement on Form S-4 filed on April 5, 2021
10.29#	Form of Smart King Ltd. Special Talent Incentive Plan Share Option Agreement (Entity)	Exhibit 10.37 to Registration Statement on Form S-4 filed on April 5, 2021
10.30#	Form of Amended and Restated Employment Agreement by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and Dr. Carsten Breitfeld	Exhibit 10.38 to Registration Statement on Form S-4 filed on April 5, 2021
10.31#	Offer Letter dated March 29, 2021 between Zvi Glasman and Faraday & Future Inc.	Exhibit 10.39 to Registration Statement on Form S-4 filed on April 5, 2021
10.32#	Form of Director and Officer Indemnification Agreement by and between the Company and its directors and officers	Filed herewith
16.1	Letter from Marcum LLP, dated as of July 22, 2021	Filed herewith
21.1	Subsidiaries of the Registrant	Filed herewith
99.1	Audited consolidated financial statements of FF Intelligent Mobility Global Holdings Ltd. for the years ended December 31, 2020 and 2019.	Filed herewith
99.2	Unaudited condensed consolidated financial statements of FF Intelligent Mobility Global Holdings Ltd. as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.	Filed herewith
99.3	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.	Filed herewith

+	Certain schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and/or exhibits to the Securities and Exchange Commission upon its request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021	Faraday Future Intelligent Electric Inc.

	By:	/s/ Dr. Carsten Breitfeld.
	Name:	Dr. Carsten Breitfeld.
	Title:	Global Chief Executive Officer